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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)     March 17, 1999

                       Donaldson, Lufkin & Jenrette, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                 1-6862                                  13-1898818
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        (Commission File Number)                      (I.R.S. Employer
                                                    (Identification No.)

  277 Park Avenue, New York, New York                      10172
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(Address of principal executive office)                  (Zip Code)

       Registrant's telephone number, including area code; (212) 892-3000

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Item 5.  Other Events

         A press release dated March 17, 1999, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit. The press release concerns the filing of a preliminary registration statement with The Securities and Exchange Commission relating to a proposed initial public offering of a new class of common stock that will track the performance of DLJdirect, its online brokerage service.

         (c) Exhibit

    Exhibit 99.2 Press release dated March 17, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Donaldson, Lufkin & Jenrette, Inc.

                                       /s/ Marjorie White
                                       ---------------------------------------
                                       Marjorie White
                                       Secretary

March 18, 1999

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FOR IMMEDIATE RELEASE

Media Contact:                              Investor Contact:
Catherine Conroy                            Kevin Zuccala
Donaldson, Lufkin & Jenrette                Donaldson, Lufkin & Jenrette
212-892-3275                                212-892-4693

       DLJ FILES INITIAL PUBLIC OFFERING OF TRACKING STOCK FOR DLJDIRECT

         NEW YORK, NEW YORK, MARCH 17, 1999 - Donaldson, Lufkin & Jenrette, Inc. (NYSE: DLJ) announced today that it filed a preliminary registration statement with The Securities and Exchange Commission relating to a proposed initial public offering of a new class of common stock that will track the performance of DLJdirect, its online brokerage business. No offering size or price range was indicated.

         DLJdirect is a provider of online discount brokerage and related investment services, offering customers automated securities order placement and information and research capabilities through the Internet and online service providers. DLJdirect's investment services include access to DLJ-managed initial public offerings and DLJ investment research.

         Donaldson, Lufkin & Jenrette will allocate the net proceeds from this offering to DLJdirect in a manner analogous to a primary offering of common stock. DLJdirect plans to use the proceeds to fund increases in marketing expenditures, for international expansion, to repay a note to DLJ and for other general corporate purposes.

         DLJ will be the lead manager of the offering and DLJdirect will act as the exclusive Internet distributor. The offering is expected to be completed during the second quarter of 1999. DLJ will retain those shares of DLJdirect that are not sold to the public.

         Following the offering, two series of common stock of Donaldson, Lufkin & Jenrette, Inc. will trade on the New York Stock Exchange. DLJ common stock presently trades on the New York Stock Exchange under the symbol "DLJ." DLJdirect has applied for a separate listing on the New York Stock Exchange to trade under the symbol "DIR."

         A registration statement relating to these securities has been filed with The Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

         A copy of the registration statement will be available on the Securities and Exchange Commission's web site at www.sec.gov. A prospectus relating to the offering may be obtained from Donaldson, Lufkin & Jenrette, 277 Park Avenue, New York, New York, 10172, or from DLJdirect at 888-456-4355.

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